UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2019

Commission File Number 001-36501

THE MICHAELS COMPANIES, INC.

A Delaware Corporation

37-1737959
IRS Employer Identification No. 37-1737959

8000 Bent Branch Drive

Irving, Texas  75063

(972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.06775 par value	MIK	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 21, 2019, Michaels Stores, Inc. (the “Issuer”), Aaron Brothers, Inc., Artistree, Inc., Darice, Inc., Darice Imports, Inc., Lamrite West, Inc., Michaels Finance Company, Inc., Michaels Stores Procurement Company, Inc. and Michaels Stores Card Services, LLC (collectively, the “Guarantors”), each an indirect, wholly owned subsidiary of The Michaels Companies, Inc. (the “Company”), entered into a purchase agreement, dated June 21, 2019, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, with BofA Securities, Inc. as representative of the initial purchasers named therein, relating to the issuance and sale of $500 million in aggregate principal amount of 8.000% Senior Notes due 2027 (the “Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. The offering is expected to close on or about July 8, 2019, subject to customary closing conditions.

On June 17, 2019, the Company issued a press release announcing the offering of the Notes by the Issuer. Also, on June 21, 2019, the Company issued a press release announcing the pricing of the offering. Copies of these press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Purchase Agreement, dated June 21, 2019, by and among Michaels Stores, Inc., as Issuer, Aaron Brothers, Inc., Artistree, Inc., Darice, Inc., Darice Imports, Inc., Lamrite West, Inc., Michaels Finance Company, Inc., Michaels Stores Procurement Company, Inc. and Michaels Stores Card Services, LLC, each as a Guarantor, and BofA Securities, Inc., as representative of the initial purchasers.

99.1	Press release issued by The Michaels Companies, Inc., dated June 17, 2019, announcing offering.
99.2	Press release issued by The Michaels Companies, Inc., dated June 21, 2019, announcing pricing of offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.
By:	/s/ Denise Paulonis
Denise Paulonis
Executive Vice President and Chief Financial Officer

Date: June 24, 2019